UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 25, 2007

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Renewal of Conduit Facility

Rental Car Finance Corp. (the “Company”), a special purpose financing subsidiary of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“DTG”), amended its existing asset backed Variable Funding Note Purchase Facility (the “Conduit”) effective June 25, 2007 by renewing the facility for a 364-day period. The maximum size of the Conduit was reduced from $425 million to $300 million. This reduction in capacity is due to the $250 million term loan B that DTG entered into on June 15, 2007 as part of the senior secured credit facilities. The participants in the Conduit or their respective affiliates are also participants in other credit facilities of DTG and subsidiaries.

The foregoing description of the renewal of the Conduit is qualified in its entirety by reference to the documents attached hereto as Exhibit 4.185 through Exhibit 4.186 and Exhibit 4.190 and are incorporated herein by reference.

Renewal of Commercial Paper Program and Liquidity Facility

Dollar Thrifty Funding Corp., a special purpose financing subsidiary of DTG, amended its existing commercial paper program (the “Commercial Paper Program”) effective June 25, 2007 by renewing the facility for a 364-day period. The maximum size of the Commercial Paper Program decreased from $649 million to $545 million. The Commercial Paper Program is supported by an amendment to renew the liquidity lending facility (the “Liquidity Facility”). The Liquidity Facility maximum size decreased from $560 million to $460 million. The reduction in capacity is due to the $250 million term loan B that DTG entered into on June 15, 2007 as part of the senior secured credit facilities. The majority of the participants in the Liquidity Facility or their respective affiliates are also participants in other credit facilities of DTG and subsidiaries.

The foregoing descriptions of the renewal of the Commercial Paper Program and the Liquidity Facility are qualified in their entirety by reference to the documents attached hereto as Exhibit 4.187 through Exhibit 4.190 and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item is incorporated by reference from the responses made in Item 1.01.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

4.185

Amendment No. 12 to Note Purchase Agreement dated as of June 19, 2007 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., the Conduit Purchasers parties thereto, the Committed Purchasers parties thereto, the Managing Agents parties thereto, and JPMorgan Chase Bank, National Association

4.186

Amendment No. 1 to Amended and Restated Series 2000-1 Supplement dated as of June 19, 2007 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, The Bank of Nova Scotia, ABN AMRO Bank N.V., JPMorgan Chase Bank, National Association, BNP Paribas, New York Branch, Mizuho Corporate Bank, Ltd. and Working Capital Management Co., LP

4.187	Extension Agreement dated as of June 19, 2007 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, Credit Suisse and Deutsche Bank Trust Company Americas

4.188

Amendment No. 12 to Liquidity Agreement dated as of June 19, 2007 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, Credit Suisse and Deutsche Bank Trust Company Americas

4.189

Amendment No. 1 to Second Amended and Restated Series 1998-1 Supplement dated as of June 19, 2007 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, and Dollar Thrifty Funding Corp.

4.190

Amendment No. 1 dated as of June 19, 2007 to Amended and Restated Master Motor Vehicle Lease and Servicing Agreement (Group II) among Rental Car Finance Corp., DTG Operations, Inc. and Dollar Thrifty Automotive Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

June 27, 2007	By:	/s/ STEVEN B. HILDEBRAND
Steven B. Hildebrand
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.185

Amendment No. 12 to Note Purchase Agreement dated as of June 19, 2007 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., the Conduit Purchasers parties thereto, the Committed Purchasers parties thereto, the Managing Agents parties thereto, and JPMorgan Chase Bank, National Association

4.186

Amendment No. 1 to Amended and Restated Series 2000-1 Supplement dated as of June 19, 2007 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, The Bank of Nova Scotia, ABN AMRO Bank N.V., JPMorgan Chase Bank, National Association, BNP Paribas, New York Branch, Mizuho Corporate Bank, Ltd. and Working Capital Management Co., LP

4.187	Extension Agreement dated as of June 19, 2007 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, Credit Suisse and Deutsche Bank Trust Company Americas

4.188

Amendment No. 12 to Liquidity Agreement dated as of June 19, 2007 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, Credit Suisse and Deutsche Bank Trust Company Americas

4.189

Amendment No. 1 to Second Amended and Restated Series 1998-1 Supplement dated as of June 19, 2007 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, and Dollar Thrifty Funding Corp.

4.190

Amendment No. 1 dated as of June 19, 2007 to Amended and Restated Master Motor Vehicle Lease and Servicing Agreement (Group II) among Rental Car Finance Corp., DTG Operations, Inc. and Dollar Thrifty Automotive Group, Inc.

5